Prospectus and Summary Prospectus Supplement

DIMENSIONAL INVESTMENT GROUP INC.
U.S. Large Cap Value Portfolio II

January 31, 2020

The purpose of this supplement to the Prospectus and Summary Prospectus, each dated February 28, 2019, of the U.S. Large Cap Value Portfolio II (the “Portfolio”), a series of Dimensional Investment Group Inc. (the “Fund”), is to notify you that the Board of Directors (the “Board”) of the Fund approved certain actions to liquidate and terminate the Portfolio.

Rationale for Liquidating the Portfolio

Based upon information provided by Dimensional Fund Advisors LP, the Portfolio’s investment advisor, the Board determined that it is in the best interests of the Portfolio and its shareholders to liquidate and terminate the Portfolio pursuant to a Plan of Liquidation (the “Plan”). To arrive at this decision, the Board considered factors that have adversely affected, and will continue to adversely affect, the ability of the Portfolio to conduct its business and operations in an economically viable manner.

The liquidation is expected to be completed on or about March 5, 2020 (the “Liquidation Date”).

Liquidation of the Portfolio

The Plan provides that: (a) all the Portfolio’s assets will be converted into cash or cash equivalents or be otherwise liquidated; and (b) the Portfolio distribute pro rata to its shareholders all of its existing assets, in a complete liquidation of the Portfolio, except for cash, bank deposits, or cash equivalent securities, in an estimated amount necessary to: (i) discharge any unpaid liabilities and obligations of the Portfolio; and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio.

At any time prior to the Liquidation Date, provided such transactions are permitted under the employer’s 401(k) plan or by the institution, shareholders may exchange their shares of the Portfolio for shares of other portfolios that are offered through the plan, as described under “Exchange of Shares” in the Prospectus.  Shareholders may also redeem their shares of the Portfolio and receive the net asset value thereof, pursuant to the procedures set forth under “Redemption of Shares” in the Prospectus.

On the Liquidation Date, all remaining shareholders will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts, the liquidation will be considered a taxable transaction, and such shareholders may recognize a gain or loss for federal income tax purposes. Shareholders should consult their tax advisers regarding the effect of the Portfolio’s liquidation in light of their individual circumstances.

In preparation for the liquidation of the Portfolio, the Portfolio’s assets may be invested entirely in money market instruments and/or held in cash. In this regard, the Portfolio will no longer be investing according to its investment objective.

Closure of Portfolio to New Investments, Reinvestments and Exchanges

In connection with the liquidation, the Board approved, effective February 24, 2020, the closure of the Portfolio to new investments, including new investors and additional purchases from existing investors. The Board also approved, effective February 24, 2020, the closure of the Portfolio to reinvestments of dividends and distributions. Therefore, the Portfolio will no longer offer shares for purchase. The Portfolio reserves the right to change this policy at any time. Of course, shareholders will continue to be able to exchange or redeem their shares in accordance with the policies in the Prospectus, as noted above.

Effective as of the Liquidation Date, the Prospectus is revised to delete in its entirety all references to the Portfolio.

SUPP13120-009/DFCVX
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